UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.    )

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LyondellBasell Industries N.V.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 11, 2016.

LYONDELLBASELL INDUSTRIES N.V.

LYONDELLBASELL INDUSTRIES N.V. DELFTSEPLEIN 27E 3013 AA ROTTERDAM THE NETHERLANDS

Meeting Information

Meeting Type: Annual Meeting

For holders as of: April 13, 2016

Date: May 11, 2016 Time: 11:00 AM, Local Time

Location: Sheraton Hotel
Schiphol Airport Schiphol Blvd. 101 1118 BG Amsterdam The Netherlands

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT/ANNUAL REPORT INCLUDING 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Management Board and Supervisory Board of Directors recommend you vote FOR all of the nominees:

1.	To elect four supervisory directors:

	1a.	Jacques Aigrain, Class III director, to serve until the annual general meeting in 2019

	1b.	Lincoln Benet, Class III director, to serve until the annual general meeting in 2019

	1c.	Nance K. Dicciani, Class III director, to serve until the annual general meeting in 2019

	1d.	Bruce A. Smith, Class III director, to serve until the annual general meeting in 2019

2.	To elect three managing directors to serve a two-year term:

	2a.	Thomas Aebischer

	2b.	Dan Coombs

	2c.	James D. Guilfoyle

The Management Board and Supervisory Board of Directors recommend you vote FOR the following proposals:

3.	Adoption of Annual Accounts for 2015

4.	Discharge From Liability of Members of The Management Board

5.	Discharge From Liability of Members of The Supervisory Board

6.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

7.	Appointment of PricewaterhouseCoopers Accountants N.V. as our Auditor for the Dutch Annual Accounts

8.	Ratification and Approval of Dividends in Respect of the 2015 Fiscal Year

9.	Advisory (Non-Binding) Vote Approving Executive Compensation

10.	Approval to Repurchase up to 10% of our Outstanding Shares